SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  October 3, 2006

ISIS PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-19125	33-0336973
(Commission File No.)	(IRS Employer Identification No.)

1896 Rutherford Road

Carlsbad, CA 92008

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (760) 931-9200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.              Other Events.

On October 3, 2006, Isis Pharmaceuticals, Inc. (“Isis”) filed a press release announcing recent developments related to its Ibis Biosciences™ division (“Ibis”), including the following updates:

•                  Ibis has received its first commercial order for Ibis T5000™ Biosensor Systems;

•                  Ibis successfully completed the first phase of its Challenge Grant from the National Institute of Allergy and Infectious Disease (NIAID), a part of the National Institutes of Health (NIH), and has been granted funding for the second and third phases of the Grant which includes installing an Ibis T5000 Biosensor System at Johns Hopkins University Medical Center; and

•                  Ibis recently received a contract from the U.S. Government to perform forensic analyses of up to 10,000 samples in its Ibis T5000 Assay Services Laboratory.

A copy of the release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

* * * * *

This report includes forward-looking statements regarding the development and commercialization of the Ibis T5000 Biosensor System and the revenue potential of certain government contracts.  Any statement describing Isis’ goals, expectations, intentions or beliefs is a forward-looking statement and should be considered an at-risk statement, including those statements that are described as Isis’ goals.  Such statements are subject to certain risks and uncertainties, particularly those inherent in the process of discovering, developing and commercializing drugs that are safe and effective for use as human therapeutics, in developing and commercializing systems to identify infectious organisms that are effective and commercially attractive, and in the endeavor of building a business around such products.  Isis’ forward-looking statements also involve assumptions that, if they never materialize or prove correct, could cause its results to differ materially from those expressed or implied by such forward-looking statements.  Although Isis’ forward-looking statements reflect the good faith judgment of its management, these statements are based only on facts and factors currently known by Isis.  As a result, you are cautioned not to rely on these forward-looking statements.  These and other risks concerning Isis’ programs are described in additional detail in Isis’ annual report on Form 10-K for the year ended December 31, 2005, and its quarterly report on Form 10-Q for the quarter ended June 30, 2006, which are on file with the SEC.  Copies of these and other documents are available from Isis.

Item 9.01.              Financial Statements and Exhibits.

(d)  Exhibits.

99.1                 Press Release dated October 3, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ISIS PHARMACEUTICALS, INC.

Dated: October 3, 2006	By:	/s/ B. Lynne Parshall
B. LYNNE PARSHALL
Executive Vice President,
Chief Financial Officer and Director

INDEX TO EXHIBITS

99.1                 Press Release dated October 3, 2006.